                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      DECEMBER 22, 2000 (DECEMBER 8, 2000)



                                 ANCHOR GAMING


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      NEVADA                    000-23124                 88-0304253

  (STATE OR OTHER              (COMMISSION               (IRS EMPLOYER
  JURISDICTION OF              FILE NUMBER)           IDENTIFICATION NO.)
  INCORPORATION


                815 PILOT ROAD, SUITE G, LAS VEGAS, NEVADA 89119

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


Registrant's telephone number, including area code:  (702) 896-7568

Item 5. Other Events

     Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a press release issued by Anchor Gaming on December 18, 2000 that announces the consummation of the sale of Sunland Park Racetrack & Casino on December 8, 2000.

Item 7. Financial Statements and Exhibits

(b) Pro forma financial information

                                 ANCHOR GAMING

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The accompanying pro forma condensed consolidated financial statements present pro forma information after giving effect to the stock purchase and racetrack asset sale transactions and related financing transactions. The stock purchase transaction and related financing transactions are described in our Form S-4/A filed on December 5, 2000. The racetrack asset sales include substantially all of the assets relating to Sunland Park Racetrack & Casino and our 25% interest in Ourway Realty, LLC. The sale of our interest in Ourway Realty, LLC has not been consummated as of the date of this report on Form 8-K but is expected to close imminently. The operating results and assets of Ourway Realty, LLC as of September 30, 2000 and for the periods presented are immaterial to the stock purchase and racetrack asset sale transactions and related financing transactions and are included as a disposition in the accompanying statements.

     These pro forma condensed consolidated financial statements are based on our historical consolidated financial statements for the year ended June 30, 2000 and as of September 30, 2000 (unaudited) and for the quarter ended September 30, 2000 (unaudited).

     The accompanying pro forma condensed consolidated statements of income for the year ended June 30, 2000 and for the quarter ended September 30, 2000 have been presented as if the stock purchase and racetrack asset sale transactions and related financing transactions occurred on July 1, 1999. The accompanying pro forma condensed consolidated balance sheet as of September 30, 2000 has been presented as if the stock purchase and racetrack asset sale transactions and related financing transactions occurred on September 30, 2000.

     The pro forma adjustments are based on currently available information and upon assumptions that we believe are reasonable under the circumstances.

     We provide the accompanying pro forma condensed consolidated financial statements for informational purposes only. They are not necessarily indicative of the results that will be achieved for future periods. The accompanying pro forma condensed consolidated financial statements do not purport to represent what our results of operations or financial position would actually have been if the stock purchase and racetrack asset sale transactions and related financing transactions had, in fact, occurred on July 1, 1999 and September 30, 2000. You should read the accompanying pro forma condensed consolidated financial statements and the related notes in conjunction with our consolidated financial statements included in our Form S-4/A filed on December 5, 2000. All share amounts have been adjusted to reflect the stock split that was distributed on November 15, 2000.

                                  ANCHOR GAMING

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                 PRO FORMA           OTHER
                                                                                  WITHOUT         ADJUSTMENTS
                                                               DISPOSITION       RACETRACK            AND
                                                  HISTORICAL   ADJUSTMENTS         ASSETS         ELIMINATIONS    PRO FORMA
                                                 ------------  ------------    ------------       ------------    ----------
Current assets:
   Cash and cash equivalents                     $     27,376                      $     27,376                     $     27,376
   Accounts and notes receivable, net                  43,262                            43,262                           43,262
   Inventory, net                                      16,132                            16,132                           16,132
   Assets held for sale                                51,873  $    (51,873)(c)               0                                0
   Other current assets                                 8,947                             8,947                            8,947
                                                 ------------  ------------        ------------  ------------       ------------
   Total current assets                               147,590       (51,873)             95,717                           95,717

Property and equipment, net                           177,473                           177,473                          177,473
Goodwill, net                                          86,113                            86,113                           86,113
Other intangible assets, net                           43,821                            43,821                           43,821
Investments in unconsolidated affiliates               70,372                            70,372                           70,372
Other long-term assets                                 27,777                            27,777  $      8,000(b)          35,777
                                                 ------------  ------------        ------------  ------------       ------------
   Total assets                                  $    553,146  $    (51,873)       $    501,273  $      8,000       $    509,273
                                                 ============  ============        ============  ============       ============
Current liabilities:
   Accounts payable                              $     18,852                      $     18,852                     $     18,852
   Current portion of long-term debt                    1,513                             1,513                            1,513
   Income tax payable                                   1,840        18,500(d)           20,340                           20,340
   Other current liabilities                           30,251                            30,251                           30,251
                                                 ------------  ------------        ------------  ------------       ------------
   Total current liabilities                           52,456        18,500              70,956                           70,956
                                                 ------------  ------------        ------------  ------------       ------------
Long-term debt, net of current portion
   and discount                                       201,639       (66,000)(a)(c)      135,639  $    240,162 (a)
                                                                                                       12,000 (b)
                                                                                                       66,000 (a)        453,801
Minority interest in consolidated subsidiary            4,210                             4,210                            4,210
                                                 ------------  ------------        ------------  ------------       ------------
   Total liabilities and minority interest in
      consolidated subsidiary                         258,305       (47,500)           210,805        318,162            528,967
                                                 ------------  ------------        ------------  ------------       ------------
Stockholders' equity:
   Preferred stock, $.01 par value, 1,000,000
      shares authorized, 0 shares issued
      and outstanding                                      --                                --                               --
   Common stock, $.005 par value, 50,000,000
      shares authorized                                   142                               142                              142
   Treasury stock at cost                            (115,342)                         (115,342)     (306,162)(a)
                                                                                                       (3,126)(b)       (424,630)
   Additional paid-in capital                         130,216                           130,216                          130,216
   Retained earnings                                  279,825        14,127 (c)
                                                                    (18,500)(d)         275,452          (874)(b)        274,578
                                                 ------------  ------------        ------------  ------------       ------------
   Total stockholders' equity (deficiency)            294,841        (4,373)            290,468      (310,162)           (19,694)
                                                 ------------  ------------        ------------  ------------       ------------
   Total liabilities and stockholders'
      equity (deficiency)                        $    553,146  $    (51,873)       $    501,273  $      8,000       $    509,273
                                                 ============  ============        ============  ============       ============

See notes to pro forma consolidated balance sheet

                                 ANCHOR GAMING

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              SEPTEMBER 30, 2000


     The accompanying pro forma condensed consolidated balance sheet reflects the following adjustments:

(a) The repurchase of 9,192,400 outstanding shares of common stock at $33.306 per share, which was funded through new borrowings of $252.1 million and two promissory notes totaling $66.0 million.

(b) The payment of $12.0 million transaction costs, representing (1) $3.1 million related to the repurchase of outstanding common shares, (2) $0.9 million related to the sale of assets, and (3) $8.0 million of costs related to proceeds from new borrowings, which will be deferred and amortized over the term of the exchange notes.

(c) The elimination of Sunland Park Racetrack & Casino historical assets and the related deferred tax liability, which were derived from separately maintained accounting records, and our 25% interest in Ourway Realty, LLC, with a book value of $2.5 million. Concurrently with the sale of these assets, the $66.0 million in two promissory notes are canceled, and transaction costs of $0.9 million are recognized as a cost of sale of assets.

(d) The incremental tax expense and related liability to be recognized in conjunction with the sale of the racetrack assets.

                                 ANCHOR GAMING

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                            YEAR ENDED JUNE 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                 PRO FORMA      OTHER
                                                                                  WITHOUT    ADJUSTMENTS
                                                                 DISPOSITION     RACETRACK       AND
                                                    HISTORICAL   ADJUSTMENTS       ASSETS    ELIMINATIONS     PRO FORMA
                                                    ----------   -----------     ---------   ------------     ---------
Revenues:
   Gaming machines                                   $154,680                     $154,680                     $154,680
   Gaming operations                                  189,938    $(45,539)(a)      144,399                      144,399
   Gaming systems                                     180,585                      180,585                      180,585
                                                      -------     -------          -------     --------        --------
     Total revenues                                   525,203     (45,539)         479,664                      479,664
                                                      -------     -------          -------     --------        --------
Costs of revenues:
   Gaming machines                                     35,892                       35,892                       35,892
   Gaming operations                                  124,529     (30,960)(a)       93,569                       93,569
   Gaming systems                                     105,083                      105,083                      105,083
                                                      -------     -------          -------     --------        --------
     Total costs of revenues                          265,504     (30,960)         234,544                      234,544
                                                      -------     -------          -------     --------        --------
Gross margin                                          259,699     (14,579)         245,120                      245,120
                                                      -------     -------          -------     --------        --------
Other costs:
   Selling, general and administrative                 69,343      (4,391)(a)       64,952                       64,952
   Research and development                            16,528                       16,528                       16,528
   Impairment and restructuring charges                 2,641                        2,641                        2,641
   Depreciation and amorization                        50,951      (3,060)(a)       47,891                       47,891
                                                      -------     -------          -------     --------        --------
     Total other costs                                139,463      (7,451)         132,012                      132,012
                                                      -------     -------          -------     --------        --------
Income from operations                                120,236      (7,128)         113,108                      113,108
                                                      -------     -------          -------     --------        --------
Other income (expense):
   Interest income                                      1,998         (59)(a)        1,939                        1,939
   Interest expense                                   (16,475)                     (16,475)    $(29,599)(b)     (46,074)
   Other income                                         2,219         (64)(a)        2,155                        2,155
   Minority interest in earnings of consolidated
     subsidiary                                          (608)                        (608)                        (608)
                                                      -------     -------          -------     --------        --------
     Total other income (expense)                     (12,866)       (123)         (12,989)     (29,599)        (42,588)
                                                      -------     -------          -------     --------        --------
Income before provisions for income taxes             107,370      (7,251)         100,119      (29,599)         70,520
Income tax provision                                   42,411      (2,900)(c)       39,511      (11,840)(c)      27,671
                                                      -------     -------          -------     --------         -------
Net income                                            $64,959     $(4,351)         $60,608     $(17,759)        $42,849
                                                      =======     =======          =======     ========         =======


Basic earnings per share                             $   2.74                      $  2.56                     $   2.96
Weighted average shares outstanding                    23,666                       23,666       (9,192)         14,474
                                                      =======                      =======                     ========

Diluted earnings per share                           $   2.70                      $  2.52                     $   2.89
Weighted average common and common equivalent
    shares outstanding                                 24,022                       24,022       (9,192)         14,830
                                                      =======                      =======                     ========



See notes to pro forma consolidated statement of income

                                  ANCHOR GAMING

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      THREE MONTHS ENDED SEPTEMBER 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                         PRO FORMA        OTHER
                                                                          WITHOUT      ADJUSTMENTS
                                                        DISPOSITION      RACETRACK         AND
                                           HISTORICAL   ADJUSTMENTS        ASSETS      ELIMINATIONS     PRO FORMA
                                           ----------   -----------      ---------     ------------     ---------

Revenues:
   Gaming machines                         $  47,170                     $  47,170                      $  47,170
   Gaming operations                          47,748    $ (11,092)(a)       36,656                         36,656
   Gaming systems                             43,832                        43,832                         43,832
                                           ---------    ---------        ---------     -----------      ---------
      Total revenues                         138,750      (11,092)         127,658                        127,658
                                           ---------    ---------        ---------     -----------      ---------
Costs of revenues:
   Gaming machines                             5,982                         5,982                          5,982
   Gaming operations                          31,928       (7,606)(a)       24,322                         24,322
   Gaming systems                             30,848                        30,848                         30,848
                                           ---------    ---------        ---------     -----------      ---------
      Total costs of revenues                 68,758       (7,606)          61,152                         61,152
                                           ---------    ---------        ---------     -----------      ---------
Gross margin                                  69,992       (3,486)          66,506                         66,506
                                           ---------    ---------        ---------     -----------      ---------
Other costs:
   Selling, general and
      administrative                          16,814       (1,104)(a)       15,710                         15,710
   Research and development                    3,634                         3,634                          3,634
   Depreciation and amortization              15,095         (723)(a)       14,372                         14,372
                                           ---------    ---------        ---------     -----------      ---------
      Total other costs                       35,543       (1,827)          33,716                         33,716
                                           ---------    ---------        ---------     -----------      ---------
Income from operations                        34,449       (1,659)          32,790                         32,790
                                           ---------    ---------        ---------     -----------      ---------
Other income (expense):
   Interest income                               689          (18)(a)          671                            671
   Interest expense                           (4,603)                       (4,603)    $    (6,610)(b)    (11,213)
   Other income                                   32           (1)(a)           31                             31
   Minority interest in earnings
      of consolidated subsidiary                (256)                         (256)                          (256)
                                           ---------    ---------        ---------     -----------      ---------
      Total other income (expense)            (4,138)         (19)          (4,157)         (6,610)       (10,767)
                                           ---------    ---------        ---------     -----------      ---------
Income before provision for
   income taxes                               30,311       (1,678)          28,633          (6,610)        22,023
Income tax provision                          11,973         (671)(c)       11,302          (2,644)(c)      8,658
                                           ---------    ---------        ---------     -----------      ---------
Income before cumulative effect
   of change in accounting principle       $  18,338    $  (1,007)       $  17,331     $    (3,966)     $  13,365
                                           =========    =========        =========     ===========      =========
Basic earnings per share, before
   cumulative effect of change in
   accounting principle                    $    0.79                     $    0.75                      $    0.95
Weighted average shares outstanding           23,236                        23,236          (9,192)        14,044
                                           =========                     =========                      =========
Diluted earnings per share, before
   cumulative effect of change in
   accounting principle                    $    0.77                     $    0.73                      $    0.92
Weighted average common and common
   equivalent shares outstanding              23,698                        23,698          (9,192)        14,506
                                           =========                     =========                      =========

See notes to pro forma consolidated statement of income

                                  ANCHOR GAMING

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

         YEAR ENDED JUNE 30, 2000 AND QUARTER ENDED SEPTEMBER 30, 2000


     The accompanying pro forma condensed consolidated statements of income reflects the following adjustments:

     (a) The elimination of Sunland Park Racetrack & Casino historical income and expenses, which were derived from separately maintained accounting records.

     (b) To reflect additional interest expense on the notes at an effective rate of 10% per annum, additional interest expense on our existing senior credit facility at the current expected interest rate on these borrowings, and the amoritization of the estimated debt issue costs on a straight line basis over eight years. An increase in the assumed interest rate of one-eighth percent (0.125%) with respect to total borrowings would increase pro forma interest expense and decrease pro forma net income by $596,000 and $358,000, respectively, for the fiscal year ended June 30, 2000. An increase in the assumed interest rate of one-eighth percent (0.125%) with respect to total borrowings would increase pro forma interest expense and decrease pro forma income before cumulative effect of change in accounting principle by $146,000 and $87,000, respectively for the quarter ended September 30, 2000.

     (c) To reflect a reduction of income taxes as a result of the pro forma adjustments at an assumed statutory tax rate of 40%.

     (c)  Exhibits

          99.1    Press release dated December 18, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 22, 2000


                                       ANCHOR GAMING

                                       By: /s/ GEOFFREY A. SAGE
                                          --------------------------------
                                          Name:  Geoffrey A. Sage,
                                                 Chief Financial Officer
                                                 and Treasurer